   As filed with the Securities and Exchange Commission on April 19, 2000
                                                           Registration No. 333-

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM S-8


                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
            (Exact Name of Registrant as Specified in Its Charter)


           Delaware                                       68-0239619
  (State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation or Organization)

       101 Park Way, Folsom, CA                             95630
(Address of Principal Executive Offices)                 (Zip Code)


                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                            1994 Stock Option Plan
                           (Full Title of the Plan)


                               Philip N. Cardman
                 Vice President, General Counsel and Secretary
                      Objective Systems Integrators, Inc.
                                  101 Park Way
                               Folsom, CA 95630
                    (Name and Address of Agent For Service)


                                 (916) 353-2400
                    (Telephone Number, Including Area Code,
                             of Agent For Service)


                                With a copy to:
                            Charles S. Farman, Esq.
                            Morrison & Foerster LLP
                          400 Capitol Mall, Ste. 2300
                              Sacramento, CA 95814
                                 (916) 448-3200

--------------------------------------------------------------------------------

                        Calculation of Registration Fee

-------------------------------------------------------------------------------------------------------------
                                                  Proposed               Proposed
                                                  Maximum                Maximum
Title of Securities     Number of shares          Offering Price Per     Aggregate           Amount of
 to be Registered        to be Registered         Share                  Offering  Price     Registration Fee
-------------------------------------------------------------------------------------------------------------
Common Stock                    3,000,000              $6.75               $20,250,000          $5,346
-------------------------------------------------------------------------------------------------------------

* Calculated solely for purposes of this offering under Rule 457(c) of the Securities Act of 1933 on the basis of the average of the high and low prices per share of Objective Systems Integrators, Inc.'s Common Stock on the Nasdaq National Market on April 17, 2000.

                                    Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

       Pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended, this Registration Statement is filed to register 3,000,000 additional shares of the Common Stock, no par value, of Objective Systems Integrators, Inc. (the "Company") reserved for issuance under the terms of the Objective Systems Integrators, Inc. 1994 Stock Option Plan. The contents of Registrant's Form S-8 Registration Statement Nos. 333-00986, 333-18189, and 333-43215 as filed with the Commission on February 5, 1996, December 19, 1996, and December 24, 1997, respectively, the Registrant's Post-Effective Amendment No. 1 to Form S-8 Registration Statement No. 333-18189 as filed with the Commission on February 21, 1997, and the Registrant's Report on Form 10-Q for the fiscal quarter ended December 31, 1999 as filed with the Commission on February 14, 2000 are incorporated herein by reference.

Item 8.   Exhibits.

Exh. No.    Description
--------    -----------
    4.1*    1994 Stock Option Plan, as amended, and form of agreement

    5.1 Opinion of Morrison & Foerster LLP as to the legality of the securities being registered.

   23.1     Consent of Deloitte & Touche LLP, Independent Auditors.

   23.2 Consent of Morrison & Foerster LLP (contained in the opinion of counsel filed as Exhibit 5.1 to this Registration Statement).

   24.1 Power of Attorney (set forth on the signature page of this Registration Statement).

__________________
* Incorporated by reference to the Exhibits filed with the Registrant's Report on Form 10-K for the fiscal year ended June 30, 1999, File No. 000-27306, filed with the Securities and Exchange Commission on September 28, 1999.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant, Objective Systems Integrators, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Folsom, State of California, on April 19, 2000.

                                   OBJECTIVE SYSTEMS INTEGRATORS, INC.

                                   By: /s/ Lawrence F. Fiore
                                       ---------------------------------
                                       Lawrence F. Fiore
                                       Vice President & Chief Financial Officer

                  POWER OF ATTORNEY AND ADDITIONAL SIGNATURES

       KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints jointly and severally, Tom L. Johnson, Richard G. Vento and Philip N. Cardman his attorneys-in-fact, each with power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

        Signature                                   Title                                Date
--------------------------        ----------------------------------------     -----------------------
    /s/ Tom L. Johnson
--------------------------
      Tom L. Johnson                Co-Chairman of the Board of Directors      April 19, 2000
                                    and Co-Chief Executive Officer
                                    (Principal Executive Officer)

/s/ Richard G. Vento
--------------------------
     Richard G. Vento               Co-Chairman of the Board of Directors      April 19, 2000
                                    and Co-Chief Executive Officer
                                    (Principal Executive Officer)
/s/ Lawrence F. Fiore
--------------------------
     Lawrence F. Fiore              Vice-President, Finance and                April 19, 2000
                                    Administration, and Chief Financial
                                    Officer (Principal Financial and
                                    Accounting Officer)
/s/ Gary D. Cuccio
 --------------------------
       Gary D. Cuccio               Director                                   April 19, 2000

/s/ George F. Schmitt
--------------------------
     George F. Schmitt              Director                                   April 19, 2000

        Signature                                   Title                                Date
--------------------------        ----------------------------------------     -----------------------
/s/ Kornel Terplan
--------------------------
   Kornel Terplan, Ph.D             Director                                   April 19, 2000